UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 1, 2008

SMARTPAY EXPRESS, INC.
(formerly Axiom III, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-120967
(Commission File Number)

20-1204606
(I.R.S. Employer Identification No.)

Room 1701, 17/F, Henan Building
90 Jaffee Road, Wanchai
Hong Kong SAR of the People’s Republic of China
(Address of Principal Executive Offices) (Zip Code)

011-852-6873-0043
(Registrant's Telephone Number, Including Area Code)

2341 Boston Road
Wilbraham, MA  01095
(Former Name or Former Address, if changed since last report)

This Current Report on Form 8-K is filed by SmartPay Express, Inc. (formerly Axiom III, Inc.), a Nevada corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On November 9, 2007, the Registrant closed a reverse merger transaction with Foshan Wanzhi Electron S&T Co., Ltd., a corporation organized and existing under the laws of the People’s Republic of China (“Foshan Wanzhi”). Mazars CPA Limited, Certified Public Accountants, was the independent registered public accountant for Foshan Wanzhi and Traci J. Anderson, CPA was the independent registered public accountant for the Registrant. The Registrant has decided to dismiss Traci J. Anderson, CPA as its independent registered public accountant and engage Mazars CPA Limited, Certified Public Accountants, as its independent registered public accountant.

On March 1, 2008, the Registrant dismissed Traci J. Anderson, CPA as the independent registered public accounting firm for the Registrant. Traci J. Anderson, CPA had been the independent registered public accounting firm for and audited the balance sheet of the Registrant as of December 31, 2006 and December 31, 2005, and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 2006 and 2005. In addition, Traci J. Anderson, CPA audited the balance sheet of the Registrant as of December 31, 2004 and the related consolidated statements of income, stockholders’ equity and cash flows for the year ended December 31,. 2004 and also audited the balance sheet of the Registrant as of December 31, 2003, and the related consolidated statements of income, stockholders’ equity and cash flows for the period from inception (May 22, 2003) through December 31, 2003   All of the foregoing audited financial statements are hereinafter collectively referred to as the “audited financial statements.” The reports of Traci J. Anderson, CPA on the audited financial statements contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern." The dismissal of Traci J. Anderson, CPA was approved unanimously by the Board of Directors of the Registrant.

In connection with the audit for the two most recent fiscal years by Traci J. Anderson, CPA and in connection with  Traci J. Anderson, CPA’s review of the subsequent interim periods through March 1, 2008, there have been no disagreements between the Registrant and Traci J. Anderson, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Traci J. Anderson, CPA would have caused it to make reference thereto in its report on the Registrant’s financial statements for these periods.

The Registrant has made the contents of this Form 8-K filing available to Traci J. Anderson, CPA and requested her to furnish a letter to the Securities and Exchange Commission as to whether Traci J. Anderson, CPA agrees or disagrees with, or wishes to clarify Registrant’s expression of her views. A copy of Traci J. Anderson, CPA’s letter to the SEC is included as an exhibit to this filing.

On March 1, 2008, the Registrant engaged Mazars CPA Limited, Certified Public Accountants, as its independent registered public accounting firm.  The Registrant has not consulted with Mazars CPA Limited regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

16.1	Letter from Traci J. Anderson, CPA, to the Securities and Exchange Commission dated March 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

SMARTPAY EXPRESS, INC.

By: /s/ Benny Lee
Benny Lee, Chief Executive Officer

DATED: March 10, 2008